Special Servicer Acknowledgment and Assumption

May 5, 2023

To the Parties Set Forth on Schedule I, attached hereto

Re: Special Servicer Acknowledgment and Assumption: Pooling and Servicing Agreement dated as of February 1, 2017 for the CD 2017-CD3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD3

Dear Sir or Madam:

Reference is made to the (i) Pooling and Servicing Agreement, dated as of February 1, 2017, among Citigroup Commercial Mortgage Securities Inc., as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer, Park Bridge Lender Services LLC, as Operating Advisor, Park Bridge Lender Services LLC, as Asset Representations Reviewer, Wells Fargo Bank, National Association, as Certificate Administrator, and Wells Fargo Bank, National Association, as Trustee (the “PSA”) and (ii) the Co-Lender Agreement, dated as of December 30, 2016, between Deutsche Bank AG, New York Branch, in its capacities as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder and Note A-6 Holder, relating to the Moffett Place Google Mortgage Loan (the “Moffett Place Google Co-Lender Agreement”); the Co-Lender Agreement, dated as of January 5, 2017, between Citigroup Global Markets Realty Corp., in its capacities as Note A-1 Holder and Note A-2 Holder, and Deutsche Bank AG, New York Branch, in its capacities as Note A-3 Holder and Note A-4 Holder, relating to the 111 Livingston Street Mortgage Loan (the “111 Livingston Street Co-Lender Agreement”); the Co-Lender Agreement, dated as of February 3, 2017, between Deutsche Bank AG, New York Branch, in its capacity as Note A-1 Holder, and UBS AG, by and through its Branch Office at 1285 Avenue of the Americas, New York, New York, in its capacity as Note A-2 Holder, relating to the State Farm Data Center Mortgage Loan (the “State Farm Data Center Co-Lender Agreement”); the Co-Lender Agreement, dated as of December 1, 2016, between Deutsche Bank AG, New York Branch, in its capacities as Note A-1 Holder and Note A-2 Holder, relating to the Summit Place Wisconsin Mortgage Loan (the “Summit Place Wisconsin Co-Lender Agreement”); and the Co-Lender Agreement, dated as of January 13, 2017, by and between Citigroup Global Markets Realty Corp., in its capacities as Initial Note A-1 Holder and Initial Note A-2 Holder, relating to the Parts Consolidation Center Mortgage Loan (the “Parts Consolidation Center Co-Lender Agreement” and, together with the Moffett Place Google Co-Lender Agreement, the 111 Livingston Street Co-Lender Agreement, the State Farm Data Co-Lender Agreement and the Summit Place Wisconsin Co-Lender Agreement, collectively, the “Co-Lender Agreements”). Capitalized terms used herein but undefined have the meanings given to them in the PSA and the Co-Lender Agreements.

Pursuant to Sections 6.08(a) and 7.02 of the PSA, Section 15 of each of the Moffett Place Google Co-Lender Agreement, the 111 Livingston Street Co-Lender Agreement, the State Farm Data Center Co-Lender Agreement, and the Summit Place Wisconsin Co-Lender Agreement and Section 7 of the Parts Consolidation Center Co-Lender Agreement, K-Star Asset Management LLC (“K-Star”) hereby agrees with all the other parties to the PSA that K-Star shall serve as the Special Servicer under, and as defined in the PSA with regard to the Serviced Loans. K-Star hereby acknowledges and agrees that, as of May 5, 2023 (the “Effective Date”), it is and shall be a party to the PSA and bound thereby to the full extent indicated therein in the capacity of the Special

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Servicer with respect to the Serviced Loans, but shall have no liability with respect to any act or omission of any predecessor Special Servicer. K-Star hereby accepts all responsibilities, duties and liabilities of the Special Servicer and assumes the due and punctual performance and observance of each covenant and condition to be performed or observed by the Special Servicer under the PSA from and after the Effective Date. K-Star’s address for notices pursuant to Section 12.04 of the PSA is as follows:

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

Email: Lindsey.Wright@KKR.com

As of the Effective Date, K-Star hereby:

(a) makes the representations and warranties provided for in Section 2.06 of the PSA mutatis mutandis with all references to “Agreement” in Section 2.06 of the PSA to include this Special Servicer Acknowledgment and Assumption (“Acknowledgment”) in addition to the PSA, except that it (i) is a Delaware limited liability company, and (ii) has executed this Acknowledgment in lieu of execution and delivery of the PSA per Section 2.06(a)(ii); and

(b) certifies that it satisfies all related qualifications set forth in the Co-Lender Agreements relating to the Serviced Companion Loans; and

(c) represents and warrants that, as of the Effective Date, it satisfies all of the eligibility requirements applicable to the Special Servicer set forth in the PSA and the Co-Lender Agreements and that all preconditions to the appointment of K-Star as Special Servicer have been satisfied.

For the sake of clarity, it is understood and agreed that the Non-Serviced Mortgage Loans are not covered by this Acknowledgment as such Non-Serviced Mortgage Loans are not serviced under the PSA and accordingly special servicing of those Non-Serviced Mortgage Loans is not transferring to K-Star.

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K-STAR ASSET MANAGEMENT LLC, a Delaware limited liability company

By: /s/ Lindsey Wright

Name: Lindsey Wright

Title: President and Chief Executive Officer

[Signature Page to CD 2017-CD3 Acknowledgment and Assumption Agreement]

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Schedule I

Depositor:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 6th Floor
New York, New York 10013
Attention: Richard Simpson
Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor
New York, New York 10013
Attention: Raul Orozco
Fax number: (347) 394-0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor
New York, New York 10013
Attention: Ryan M. O’Connor
Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and
Ryan M. O’Connor at ryan.m.oconnor@citi.com

Master Servicer and Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Fax number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson Leonard Street LLP
1201 Walnut Street, Suite 2900
Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes
Fax number: (816) 412-9338

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Certificate Administrator and Trustee:

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road, Columbia,
Maryland 21045-1951,
Attention: Corporate Trust Services — CD 2017-CD3
Email: trustadministrationgroup@wellsfargo.com and

cts.cmbs.bond.admin@wellsfargo.com

Operating Advisor and Asset Representations Reviewer:

Park Bridge Lender Services LLC
600 Third Avenue, 40th floor
New York, New York 10016
Attention: CD 2017-CD3 – Surveillance Manager

with copies sent contemporaneously via email to
cmbs.notices@parkbridgefinancial.com

CD 2017-CD4 – Other Depositor

Deutsche Mortgage & Asset Receiving Corporation
1 Columbus Circle
New York, New York 10019
Attention: Lainie Kaye

with copies via email to:

lainie.kaye@db.com, and
cmbs.requests@db.com

CD 2017-CD4 – Other Master Servicer

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Fax Number: (888) 706-3565

with a copy to:

Stinson Leonard Street LLP
1201 Walnut Street, Suite 2900
Kansas City, Missouri 64106-2150
Fax Number: (816) 412-9338
Attention: Kenda K. Tomes

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CD 2017-CD4 – Other Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Liat Heller, Jeff Krasnoff, Niral Shah and Adam Singer

Facsimile number: (305) 229-6425

E-mail: liat.heller@rialtocapital.com, niral.shah@rialtocapital.com, adam.singer@rialtocapital.com and jeff.krasnoff@rialtocapital.com

CD 2017-CD4 – Other Trustee and Certificate Administrator

Wells Fargo Bank, National Association

c/o Computershare Trust Company, National Association, as Agent
Corporate Trust Services
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services – CD 2017-CD4

with copies to:
ct.cmbs.bond.admin@wellsfargo.com, and
trustadministrationgroup@wellsfargo.com

CD 2017-CD4 - Custodian

Wells Fargo Bank, N.A.
Document Custody
1055 10th Avenue SE
Minneapolis, Minnesota 55414
Attention: Document Custody Group – CD 2017-CD4

with a copy to:

cmbscustody@wellsfargo.com

CD 2017-CD4 – Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: CD 2017-CD4-Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

UBS 2017-C1– Other Depositor

UBS Commercial Mortgage Securitization Corp.
1285 Avenue of the Americas
New York, New York 10019

Attention: Nicholas Galeone

Email: nicholas.galeone@ubs.com

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with a copy to:

UBS AG
153 West 51st Street
New York, New York 10019
Attention: Chad Eisenberger, Executive Director & Counsel

and a copy to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York
Attention: Frank Polverino, Esq.
Facsimile: (212) 504-6820

UBS 2017-C1– Other Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
MAC D1050-084
401 South Tryon Street, 8th Floor
Charlotte, North Carolina 28202
Attention: UBS 2017-C1 Asset Manager
Email: commercial.servicing@wellsfargo.com

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

UBS 2017-C1– Other Special Servicer

CWCapital Asset Management LLC
7501 Wisconsin Avenue, Suite 500 West
Bethesda, Maryland 20814
Attention: Brian Hanson (UBS 2017-C1)
Facsimile No.: (202) 715-9699
Email: CWCAMnoticesUBS2017-C1@cwcapital.com

with a copy to:

CWCapital Asset Management LLC
7501 Wisconsin Avenue, Suite 500 West
Bethesda, Maryland 20814
Attention: Legal Department (UBS 2017-C1)

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UBS 2017-C1– Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee UBS 2017-C1

with a copy to:
CMBSTrustee@wilmingtontrust.com
Facsimile No.: (302) 636-4140

UBS 2017-C1– Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services: UBS 2017-C1

with a copy to:
cts.cmbs.bond.admin@wellsfargo.com
trustadministrationgroup@wellsfargo.com

UBS 2017-C1– Other Operating Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York, 14228
Attention: UBS 2017-C1 Transaction Manager
With a copy sent via email to: notices@pentalphasurveillance.com with UBS 2017-C1 in the subject line with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Attention: Jay H. Knight
Email: jknight@bassberry.com

CGCMT 2017-P7– Other Depositor

Citigroup Commercial Mortgage Securities Inc.,

390 Greenwich Street, 5th Floor,

New York, New York 10013,

Attention: Paul Vanderslice,

390 Greenwich Street, 7th Floor,

New York, New York 10013,

Attention: Richard Simpson

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388 Greenwich Street, 17th Floor,

New York, New York 10013

Attention: Ryan M. O’Connor

and with an electronic copy e-mailed to

Richard Simpson at richard.simpson@citi.com

and to Ryan M. O’Connor at ryan.m.oconnor@citi.com

CGCMT 2017-P7– Other Master Servicer

Wells Fargo Bank, National Association,

Commercial Mortgage Servicing, Three Wells Fargo,

MAC D1050-084, 401 South Tryon Street,

8th Floor, Charlotte, North Carolina 28202,

Attention: CGCMT 2017-P7 Asset Manager

Email: Commercial.servicing@wellsfargo.com

with a copy to:

Wells Fargo Bank, National Association,

Legal Department, 301 South College Street

TW-30, D1053-300

Charlotte, North Carolina 28202-6000

Attention: Commercial Mortgage Servicing Legal Support

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

CGCMT 2017-P7– Other Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Liat Heller, Jeff Krasnoff, Niral Shah and Adam Singer

Facsimile number: (305) 229-6425

E-mail: liat.heller@rialtocapital.com, niral.shah@rialtocapital.com, adam.singer@rialtocapital.com and jeff.krasnoff@rialtocapital.com

CGCMT 2017-P7– Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC,

600 Third Avenue, 40th floor

New York, New York 10016

Attention: CGCMT 2017-P7 -- Surveillance Manager

with copies sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com

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CGCMT 2017-P7– Other Certificate Administrator

Citibank, N.A., 388 Greenwich Street

14th Floor, New York, New York 10013

Attention: Citibank Agency & Trust - CGCMT 2017-P7

Email: ratingagencynotice@citi.com

CGCMT 2017-P7– Other Trustee

Deutsche Bank Trust Company Americas

1761 East St. Andrew Place

Santa Ana, California, 92705-4934

Attention: Trust Administration – CI17P7

Fax number (714) 247-6022

BBCMS 2017-C1– Other Depositor

Barclays Commercial Securities LLC
745 Seventh Avenue, 4th Floor
New York, New York 10019
Attention: Daniel Vinson
Email: daniel.vinson@barclays.com

With a copy to:

Barclays Bank PLC

745 Seventh Avenue

New York, New York 10019

Attention: Lillian Tillman Legal Department

Email: lillian.tillman@barclays.com

With a copy to:

Steven P. Glynn

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Facsimile: (212) 412-7519

BBCMS 2017-C1– Other Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
MAC D1050-084
401 South Tryon Street, 8th Floor
Charlotte, North Carolina 28202
Attention: BBCMS 2017-C1 Asset Manager
Email: commercial.servicing@wellsfargo.com

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with a copy to:

Wells Fargo Bank, National Association
Legal Department
301 South College Street
D1053-300

Charlotte, North Carolina 28202
Attention: Commercial Mortgage Servicing Legal Support

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

BBCMS 2017-C1– Other Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Attention: Liat Heller, Jeff Krasnoff, Niral Shah and Adam Singer

Facsimile number: (305) 229-6425

E-mail: liat.heller@rialtocapital.com, niral.shah@rialtocapital.com, adam.singer@rialtocapital.com and jeff.krasnoff@rialtocapital.com

BBCMS 2017-C1– Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services – BBCMS 2017-C1

with a copy to:
cts.cmbs.bond.admin@wellsfargo.com
trustadministrationgroup@wellsfargo.com

BBCMS 2017-C1– Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee BBCMS 2017-C1

with a copy to:
CMBSTrustee@wilmingtontrust.com
Facsimile No.: (302) 636-4140

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BBCMS 2017-C1– Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC
600 3rd Avenue, 40th Floor
New York, New York 10016
Attention: BBCMS 2017-C1-Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

JPMDB 2017-C5– Other Depositor

J.P. Morgan Chase Commercial Mortgage Securities Corp.
383 Madison Avenue
8th Floor
New York, New York 10179
Attention: Kunal K. Singh
E-mail: kunal.k.singh@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.
4 New York Plaza, Floor 21
New York, New York 10004-2413
Attention: SPG Legal
E-mail: US_CMBS_Notice@jpmorgan.com

JPMDB 2017-C5– Other Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
401 S. Tryon Street, 8th Floor
MAC D1050-084
Charlotte, North Carolina 28202
Attention: JPMDB 2017-C5 Asset Manager
Telecopy Number: (704) 715-0036
E-mail: commercial.servicing@wellsfargo.com

with a copy to:

Wells Fargo Bank, National Association Legal Department
301 S. College St., TW-30
Charlotte, North Carolina 28202
Attention: Commercial Mortgage Servicing Legal Support
Reference: JPMDB 2017-C5

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with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

JPMDB 2017-C5– Other Special Servicer

CWCapital Asset Management LLC
7501 Wisconsin Avenue
Bethesda, Maryland 20814
Attention: Brian Hanson (JPMDB 2017-C5)
Facsimile number: (202) 715-9699
Email: CWCAMnoticesJPMDB2017-C5@cwcapital.com

with a copy to:

CWCapital Asset Management LLC
7501 Wisconsin Avenue, Suite 500 West
Bethesda, Maryland 20814
Attention: Legal Department

JPMDB 2017-C5– Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS)
JPMDB Commercial Mortgage Securities Trust Series 2017-C5

with a copy to:
E-Mail: cts.cmbs.bond.admin@wellsfargo.com, and to

trustadministrationgroup@wellsfargo.com

JPMDB 2017-C5– Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee JPMDB 2017-C5

with a copy to:

Telecopy number: (302) 636-4140
Email: CMBSTrustee@wilmingtontrust.com

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JPMDB 2017-C5– Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC
600 3rd Avenue, 40th Floor
New York, New York 10016
Attention: JPMDB 2017-C5-Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

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